SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 7, 2005

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                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    1-16239                  06-1481060
      (State or other       (Commission file number)       (I.R.S. employer
      jurisdiction of                                    identification no.)
     incorporation or
       organization)

     7 Commerce Drive
   Danbury, Connecticut                                        06810
   (Address of principal                                     (Zip code)
    executive offices)


       Registrant's telephone number, including area code: (203) 794-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01   Other Events.

      On April 8, 2005, ATMI, Inc. issued a press release announcing that it has retired its 5.25% convertible subordinated notes due November 16, 2006 in their entirety, pursuant to the provisions of the Indenture dated November 15, 2001 and its announcement on March 9, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

            99.1 Press Release, dated April 8, 2005, entitled "ATMI Redeems Convertible Notes."





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2005

                                       ATMI, INC.



                                       By: /s/ Daniel P. Sharkey
                                          ------------------------------
                                          Name:  Daniel P. Sharkey
                                          Title: Vice President, Treasurer
                                                 and Chief Financial Officer





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